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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  June 12, 1996; (May 29, 1996)



                           MEDALLION FINANCIAL CORP.
                           -------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                        0-27812            04-3291176
         --------                        -------            ----------
 (State or other jurisdiction        (Commission File     (IRS Employer
      of incorporation)                   Number)        Identification No.)



          205 East 42nd Street, Suite 2020, New York, New York  10017
        ---------------------------------------------------------------
             (Address of principal executive offices and zip code)



                                 (212) 682-3300
        ---------------------------------------------------------------
              Registrant's telephone number, including area code:
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Item 2.

Simultaneously with the closing of the Registrant's initial public offering on May 29, 1996 pursuant to its Registration Statement on Form N-2 (Registration No. 333-1670) (the "Registration Statement"), the Registrant acquired the specialty finance businesses conducted by Tri-Magna Corporation ("Tri-Magna"), Edwards Capital Company and Transportation Capital Corp., as well as the taxicab rooftop advertising business conducted by Tri-Magna (the "Acquisitions"). Tri-Magna has conducted its specialty finance and taxicab rooftop advertising businesses through its wholly-owned subsidiaries, Medallion Funding Corp. and Medallion Media, Inc., respectively.

No other information is provided herewith regarding the Acquisitions because the Registrant has "previously reported" (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) substantially the same information regarding the Acquisitions, including the related financial information, as is required by Form 8-K in its Prospectus dated May 23, 1996 included as part of the Registration Statement.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 MEDALLION FINANCIAL CORP.



                                 By: /s/ Andrew Murstein
                                     -------------------------
                                     Andrew Murstein
                                     President and Chief Operating Officer


Date:  June 11, 1996